Exhibit 23.1

                         Consent of Independent Auditors

We consent to the incorporation by reference of our report dated March 10, 1997, with respect to the consolidated financial statements and schedule of CUC International Inc. included in this Annual Report (Form 10-K) for the year ended January 31, 1997, in the following Registration Statements and related
Prospectuses:

Form S-3s,

33-30306, 33-47271, 33-58598, 33-63237, 33-95126, 333-11035, 333-13537,
333-17323, 333-17411, 333-20391 and 333-23063

Form S-8s,

33-17247     CUC International Inc. 1985 Non-Qualified Stock Option Plan
33-17248     CUC International Inc. 1985 Incentive Stock Option Plan
33-17249     CUC International Inc. 1987 Performance Share Stock Option Plan
33-26875     CUC International Inc. 1987 Stock Option Plan
33-75682     CUC International Inc. 1987 Stock Option Plan as amended
33-93322     CUC International Inc. 1987 Stock Option Plan as amended
33-41823     CUC International Inc. 1990 Directors Stock Option Plan
33-48175     Entertainment Publications Inc. 1988 Non-Qualified Stock Option
               Plan
33-58896     CUC International Inc. 1992 Bonus and Salary Replacement Stock
               Option Plan
33-91656     CUC International Inc. 1992 Bonus and Salary Replacement Stock
               Option Plan as amended
333-03241    CUC International Inc. 1992 Bonus and Salary Replacement Stock
               Option Plan as amended
33-74068     CUC International Inc. 1992 Directors Stock Option Plan
33-74066     CUC International Inc. 1992 Employee Stock Option Plan
33-91658     CUC International Inc. 1992 Employee Stock Option Plan as amended
333-00475    CUC International Inc. 1992 Employee Stock Option Plan as amended
333-03237    CUC International Inc. 1992 Employee Stock Option Plan as amended
33-75684     CUC International Inc. 1994 Employee Stock Purchase Plan
33-80834     CUC International Inc. Savings Incentive Plan
33-93372     CUC International Inc. 1994 Directors Stock Option Plan
333-09633    Sierra On-Line, Inc. 1987 Stock Option Plan
333-09637    Sierra On-Line, Inc. 1995 Stock Option and Award Plan
333-09655    Papyrus Design Group Inc. 1992 Stock Option Plan
333-22003    Knowledge Adventure 1993 Stock Option Plan


                                                ERNST & YOUNG LLP


Stamford, Connecticut
April 30, 1997